UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2016

Commission File Number: 000-31265

MabVax Therapeutics Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Delaware	93-0987903
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400, San Diego, California 92121
(Address of principal executive offices)

858-259-9405
(Registrant's Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation ofthe registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 10, 2016, we issued a press release reporting our financial results for the third quarter ended September 30, 2016. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. We also announced that we would hold a conference call on Monday, November 14, 2016 to provide a business and financial update, including clinical trial results and patents issued to the Company.
Item 9.01 Financial Statements and Exhibits.
99.1 Press release issued November 10, 2016, reporting financial results for the third quarter ended September 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalfby the undersigned hereunto duly authorized.

MabVax Therapeutics Holdings, Inc.

Date: November 10, 2016	By:	/s/ Gregory P. Hanson
Name: Gregory P. Hanson
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release of the Company dated November 10, 2016